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Exhibit 21.1

                       SUBSIDIARIES OF CORPORATE PROPERTY
                           ASSOCIATES 15 INCORPORATED



Name of Subsidiary
------------------

QRS 15 Paying Agent, a Delaware corporation

SUSPENSION (DE) QRS 15-1, Inc., a Delaware corporation

RII (CA) QRS 15-2, Inc., a Delaware corporation

ICG-GP (TX) QRS 15-3, Inc., a Delaware corporation

ADV-QRS 15 (GA) QRS 15-4, Inc., a Delaware corporation

Grocery (OK) QRS 15-5, Inc., a Delaware corporation

TRENDS (FL) QRS 15-6, Inc., a Delaware corporation

Dan (FL) QRS 15-7, Inc., a Delaware corporation

Optical  (CA) QRS 15-8, Inc., a Delaware corporation

One Cabin Interior QRS (FL) 15-9, Inc., a Delaware corporation

Energy (NJ) QRS 15-10, Inc., a Delaware corporation

Three Overhead Lights QRS (DE) 15-11, Inc., a Delaware corporation

Bone (DE) QRS 15-12, Inc., a Delaware corporation

Salted Peanuts (LA) QRS 15-13, Inc., a Delaware corporation

Overtape (CA) QRS 15-14, Inc., a Delaware corporation

OX-GP (AL) QRS 15-15, Inc., a Delaware corporation

Leading ASP (MD) QRS 15-16, Inc., a Delaware corporation

WELL (MULTI) QRS 15-17,  Inc., a Delaware corporation

MBM-BEEF (DE) QRS 15-18, Inc., a Delaware corporation

WADD II General Partner (TN) QRS 15-19, Inc., a Delaware corporation

Clear (NY) QRS 15-20, Inc., a Delaware corporation

MEDI (PA) QRS 15-21, Inc., a Delaware corporation

Deykin Avenue (UK) QRS 15-22, Inc., a Delaware corporation

FRAME BOY (DE) QRS 15-23, Inc., a Delaware corporation

CPA 15 Finance Company (UK) QRS 15-24, Inc. Structures Ltd., a Delaware corporation

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POL (NC) QRS 15-25, Inc., a Delaware corporation

Bolt (DE) QRS 15-26, Inc., a Delaware corporation

Enclosures (Ireland) QRS 15-27, Inc., a Delaware corporation

Auto Loan (TX) QRS 15-28, Inc., a Delaware corporation

QShire (Ireland) QRS 15-29, Inc., a Delaware corporation

QShire (UK) QRS 15-30, Inc., a Delaware corporation

Wrench (DE) QRS 15-31, Inc., a Delaware corporation

Hammer (DE) QRS 15-32, Inc., a Delaware corporation

Hammer (DE) LP QRS 15-33, Inc., a Delaware corporation

Trans (FL) QRS 15-34, Inc., a Delaware corporation

AMPD GP (DE)  QRS 15-35, Inc., a Delaware corporation

Containers (DE) QRS 15-36, Inc., a Delaware corporation

AFSNYS (NY) QRS 15-37, Inc., a Delaware corporation

QS ARK (DE) QRS 15-38, Inc., a Delaware corporation

PEM (MN) QRS 15-39, Inc., a Delaware corporation

Sport (MI)  QRS 15-40, Inc., a Delaware corporation

Mechanic (AZ) QRS 15-41, Inc., a Delaware corporation

QS (UK) QRS 15-42, Inc., a Delaware corporation

Gift (VA) QRS 15-43, Inc., a Delaware corporation

DSG (IN) QRS 15-44, Inc., a Delaware corporation

GAL III (NJ) QRS 15-45, Inc., a Delaware corporation

Surface (DE) QRS 15-46, Inc., a Delaware corporation

GRC (TX) qrs 15-47, Inc., a Delaware corporation

GAL III (NY) QRS 15-48, Inc., a Delaware corporation

GAL III (IN) QRS 15-49, INC., a Delaware corporation

UH Storage GP (DE) QRS 15-50, Inc., a Delaware corporation

UNI-TECH (PA) QRS 15-51, Inc., a Delaware corporation

LT FITNESS (DE) QRS 15-53, Inc., a Delaware corporation




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Rails (UK) QRS 15-54, Inc., a Delaware corporation

Well-Prop II (GA-MD) QRS 15-55, Inc., a Delaware corporation

Plastic (DE) QRS 15-56, Inc., a Delaware corporation

BRY-PL GP (DE) QRS 15-57, Inc., a Delaware corporation

ACT (GER) QRS 15-58, Inc., a Delaware corporation

FIT (CO) QRS 15-59, Inc., a Delaware corporation

QS-Darwen (UK) QRS 15-60, Inc., a Delaware corporation

Darwen (UK) QRS 15-61, Inc., a Delaware corporation

ACT MM (GER) QRS 15-62, Inc., a Delaware corporation

UNI-TECH (PA) QRS 15-63, Inc., a Delaware corporation

UNI-TECH (CA) QRS 15-64, Inc., a Delaware corporation

WORLD (DE)  QRS 15-65, Inc., a Delaware corporation

BELGOV (DE) QRS 15-66, Inc., a Delaware corporation

PLUM (DE) QRS 15-67, Inc., a Delaware corporation

MONS (DE) QRS 15-68, Inc., a Delaware corporation

AFF-CALL MEMBER (IL) QRS 15-70, Inc., a Delaware corporation

MASTER (DE) QRS 15-71, Inc., a Delaware corporation

WORTH GP (OH-TN) QRS 15-72, Inc., a Delaware corporation

WORTH LP (OH-TN) QRS 15-73, Inc., a Delaware corporation

TOYS (NE) QRS 15-74, Inc., a Delaware corporation

SHAQ (DE) QRS 15-75, Inc., a Delaware corporation

GRC-II (TX) QRS 15-80, Inc., a Delaware corporation



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